Exhibit 23.0

                        Consent of Snyder & Haller, P.C.

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement No. 333-119499 on Form S-8 of Naugatuck Valley Financial Corporation of our report, dated January 28, 2005 appearing in this annual report on Form 10-K of Naugatuck Valley Financial Corporation for the year ended December 31, 2004.


                                        /s/ Snyder & Haller, P.C.

Hartford, Connecticut
March 28, 2005